Exhibit 10.19.4


Space Above Reserved for Recorder's Use
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This instrument was prepared by,


Clay M. Westbrook
BURR & FORMAN, LLP
600 West Peachtree Street
One Georgia Center, Suite 1200
Atlanta, Georgia   30308
(404) 815-3000


                         ASSIGNMENT OF LEASES AND RENTS

         THIS ASSIGNMENT OF LEASES AND RENTS (this "Assignment") made this 28th day of June, 2001, by ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia Limited Partnership (hereinafter "Borrower"), whose address is 8010 Roswell Road, Suite 120, Atlanta, GA 30350, to SOUTHTRUST BANK, an Alabama banking corporation ( "Lender"), whose address is P.O. Box 2554, Attention: Commercial Real Estate, Birmingham, Alabama 35290.

                                R E C I T A L S:

         Pursuant to a Loan Agreement of even date herewith between Borrower and Lender (the "Loan Agreement"), Lender has agreed to make a loan to Borrower in the principal amount of $3,000,000.00 (the "Loan"), which Loan is evidenced by a Promissory Note of even date herewith executed and delivered by Borrower to Lender in said amount (the "Note"). The Loan is secured in part by a Deed to Secure Debt of even date herewith from Borrower to Lender (the "Security Instrument") encumbering the real property more particularly described in Exhibit A attached hereto and the improvements located thereon (collectively, the "Property"). This Assignment, the Loan Agreement, the Note, the Security Instrument, and all such other documents now or hereafter evidencing, securing, or otherwise relating to the Loan, together with all extensions, modifications, replacements, renewals or amendments thereof, are collectively referred to herein as the "Loan Documents."

         To induce Lender to make the Loan, Borrower has agreed to execute and deliver this Assignment as additional security for the payment of the Loan and the payment and performance of all obligations of Borrower under the Loan Documents.

         NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as an inducement to Lender to make the Loan to Borrower, Borrower hereby agrees with Lender, and represents and warrants to Lender, as follows:

         1. Assignment. As security for the payment of the Loan and the payment and performance of all obligations of Borrower under this Assignment, the Loan Agreement, the Note, and the other Loan Documents (collectively, the "Obligations"), Borrower hereby sells, assigns, transfers, and sets over unto Lender, its successors and assigns, all of Borrower's interest in and to all leases, usufructs, and contracts to rent presently existing or hereafter made, whether written or verbal, or any letting of, or agreement for the use or occupancy of, any part of the Property, as any such leases or agreements might hereafter be amended, extended, renewed, or supplemented with the consent of Lender as herein provided (collectively, the "Leases"), together with all rights, powers, privileges, options and other benefits of Borrower under the Leases, including, without limitation, the immediate and continuing right to make claim for, receive, and collect (and to apply the same to the payment of the Obligations) all rents (including all basic rent and additional rent), income, revenues, issues, profits, moneys, security deposits, and damages payable to or receivable by Borrower under the Leases or pursuant to any of the provisions thereof (such rents, income, revenues, issues, profits, moneys, security deposits or damages, collectively, the "Rents"), including all Rents paid by a lessee, sublessee, tenant, subtenant, licensee, permittee, or other obligee under any of the Leases, and the right of Borrower to enforce any guaranty of the Lease at any time existing.

         2. Absolute Nature of Assignment. Although it is the intention of Borrower and Lender that this Assignment constitutes a present and absolute assignment of the Leases and Rents to Lender, Lender grants to Borrower a license to collect the Rents upon, but not prior to, their accrual under any Leases, and to retain, use, and enjoy the Rents so collected unless and until the occurrence of any Event of Default pursuant to, and as defined in, the Loan Documents or until the violation of any term, condition, or agreement of this Assignment, each of which shall constitute an "Event of Default" hereunder.

         3. Lender's Collection Option. Upon and during the continuance of an Event of Default, the license granted to Borrower herein to collect the Rents will automatically terminate without notice, and Lender may, at its option, without waiving such Event of Default, without notice and without regard to the adequacy of the security for the Obligations, either in person or by agent or servicer, with or without bringing any action or proceeding, or by a receiver appointed by a court, enforce its interest in the Leases and Rents and take possession of the Property and have, hold, manage, lease, and operate the Property on such terms and for such period of time as Lender may deem proper, and either with or without taking possession of the Property, in its own name, demand, sue for, or otherwise collect and receive all Rents that are currently due or past due and unpaid. Borrower hereby authorizes and directs the lessees or any persons obligated under all Leases, upon notice from Lender of the occurrence of an Event of Default hereunder, to pay to Lender all Rents as the same become due. Any lessee or other person making such payment to Lender will be under no obligation to inquire into or determine the actual existence of any Event of Default claimed by Lender. Any Rents received or collected by Lender by virtue of this Assignment will be applied to the payment of the following in such order and proportion as Lender in its sole discretion may determine, any law, custom or use to the contrary notwithstanding:

                  (a) All reasonable and necessary expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees, and wages of a managing agent and such other employees or agents as Lender may deem necessary or desirable and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents, and any other liens, and premiums for



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         all insurance which Lender may deem necessary or desirable, and the cost of all alterations, renovations, repairs, or replacements permitted under the Leases, and all expenses incident to taking and retaining possession of the Property; and

                  (b) the Obligations, together with all costs and reasonable attorneys' fees.

In addition to the rights which Lender may have herein, upon the occurrence and during the continuation of an Event of Default, Lender, at its option, may either require Borrower to pay monthly in advance to Lender or the designee of Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be in possession of Borrower or may require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise. For purposes of this paragraph, Borrower grants to Lender and the designee of Lender its irrevocable power of attorney, coupled with an interest, to take any and all of the aforementioned actions and any or all other actions designated by Lender for the proper management and preservation of the Property, which power of attorney Lender agrees not to exercise unless and until the occurrence and during the continuation of an Event of Default. The exercise by Lender of the option granted it in this paragraph and the collection of the Rents and the application thereof as herein provided shall not be considered a waiver of any default by Borrower under the Loan Agreement, the Note, the Security Instrument, the Leases, this Assignment, or any of the other Loan Documents.

         4. Covenants. Borrower agrees to duly operate and maintain the Property and perform all requisites on its part to keep any and all Leases in full force and effect. Borrower will not assign the Leases or the Rents, or any part thereof, to any other person, nor collect Rents under any Leases for a period further in advance than one (1) month without the written consent of Lender, nor do any other act whereby this Assignment may, in the opinion of Lender, be impaired in value or quality. Borrower represents that it has not, and agrees that it will not, enter into any fictitious lease or any lease for the purpose of avoiding creditors, and any attempt to do so will be void. Borrower agrees that, except as permitted by the Loan Agreement, Borrower shall not declare a default or exercise any claims, rights, or remedies under the Leases, or terminate, modify, amend, waive, or accept a surrender of, or offer or agree to any termination, modification, consent, amendment, waiver or surrender of, or give or withhold any consent with respect to, exercise any right or option or take any other action required or contemplated by, the Leases or any term or provision thereof.

         5. Representations and Warranties.

         Borrower represents and warrants to Lender that, as of the date hereof,
(i) there are no Leases in effect with respect to the Property, (ii) Borrower has full power and authority to execute and deliver this Assignment, and (iii) Borrower has not executed any other assignment of the subject matter of this Assignment.

         6. Indemnification. Borrower hereby agrees to indemnify Lender for, and to save it harmless from, any and all liability, loss, or damage that Lender might incur under any Leases or by virtue of this Assignment as a result of any act, or failure to act, prior to Lender becoming a mortgagee in possession and prior to foreclosure, and from any and all claims and demands whatsoever that might be asserted against Lender thereunder or hereunder. Without limiting the generality of the foregoing, Borrower covenants that this Assignment will not operate to place responsibility for the control, care, management, or repair of the Property upon Lender,



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nor the carrying out of any of the terms and conditions of any Lease, nor will this Assignment operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other party, or for any negligence in the management, upkeep, repair, or control of the Property resulting in loss or injury or death to any tenant, licensee, invitee, employee, stranger, or other person.

         7. Duration. This Assignment will remain in full force and effect so long as any of the Obligations remain unpaid.

         8. Document Protocols. This Assignment is governed by the Document Protocols set forth in the Loan Agreement, which are specifically incorporated herein as if fully set forth herein.



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


         IN WITNESS WHEREOF, Borrower has executed this Assignment, or has caused this Assignment to be executed by its duly authorized representative, on the day and year first above written, with the intention that this Assignment is to take effect as an instrument under seal.



Signed, sealed, and delivered    ROBERTS PROPERTIES RESIDENTIAL, L.P.
in the presence of:              a Georgia limited partnership

                                 By:  Roberts Realty Investors, Inc., a Georgia
-----------------------------         corporation, its General Partner
Unofficial Witness
Name:

                                 By:  /s/ Charles R. Elliott
-----------------------------       ------------------------
Notary Public                    Name: Charles R. Elliott
Name:                            Title: Chief Financial Officer
     ------------------------
Commission expiry:

                                 Attest:
[Affix notarial seal]            Name:
                                 Title:



                                                   [Affix seal]




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